STATEMENT OF ADDITIONAL INFORMATION                      January 31, 1997,
                                                              as Supplemented
                                                               April 25, 1997


                            PRUDENT BEAR FUNDS, INC.
                              8140 Walnut Hill Lane
                                    Suite 405
                               Dallas, Texas 75231

             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudent Bear Funds, Inc. dated January 31, 1997. Requests for copies of the Prospectus should be made by writing to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231, Attention: Corporate Secretary, or by calling (214) 696-5474.

                            Prudent Bear Funds, Inc.

                                TABLE OF CONTENTS                    Page No.


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    5

   OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS  . . . . . . . . .    6

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND
        ACCOUNTING SERVICES AGENT  . . . . . . . . . . . . . . . . . . .    7

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .   10

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   10

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . .   11

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   11

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   15

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .   16

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   17

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   19

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   19


                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated January 31, 1997 of Prudent Bear Funds, Inc. (the "Corporation") under the caption "WHAT IS THE FUND'S INVESTMENT OBJECTIVE?", the investment objective of the Prudent Bear Fund (the "Fund") is capital appreciation. Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

             2. The Fund may sell securities short to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may
        (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

             4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             5. The Fund may pledge or hypothecate its assets to secure its borrowings.

             6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             7. The Fund will not make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

             8. The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

             9. The Fund will not make investments for the purpose of exercising control or management of any company.

             10. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             11. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

             12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

             2. The Fund will not invest more than 5% of the Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 15% of the total value of its total assets would be invested in such securities.

             4. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

             5. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, or any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Fund has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

   Borrowing

             Although the Fund's fundamental policies permit it to borrow money or issue senior securities to the extent permitted by the Act, the Fund's Prospectus states that the Fund does not presently intend to borrow for investment purposes. Borrowing for investment, or leveraging, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered.

   Portfolio Turnover

             The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.
   In selling a security or closing a futures contract, the Adviser will consider that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, the Fund's portfolio turnover rate will generally not exceed 100%. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Fund will hold a significant portion of its assets in assets which are excluded for purposes of calculating portfolio turnover.

             High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

             * David W. Tice -- Director, President and Treasurer. Mr. Tice, 42, has been President of David W. Tice & Associates, Inc. (the "Adviser") since 1993. Between 1988 and 1993 Mr. Tice conducted a predecessor investment advisory business as a sole proprietorship. Mr. Tice is also the President and sole shareholder of BTN Research, Inc., a registered broker-dealer. His address is 8140 Walnut Hill Lane, Suite 405, Dallas, TX 75231.

             * Gregg Jahnke -- Director, Vice President and Secretary. Mr. Jahnke, 38, has been employed by both Mr. Tice and the Adviser as an investment analyst since 1991. Currently he is an analyst and senior strategist of the Adviser. From 1987 through 1994 Mr. Jahnke also was a securities analyst for JKE Equity Research, a Fort Worth, Texas investment advisory firm. His address is 8140 Walnut Hill Lane, Suite 405, Dallas, TX 75231.

             David Eric Luck -- Director. Mr. Luck, 42, has been President of Redstone Oil & Gas Company since 1988. His address is 9223 Club Glen Drive, Dallas, TX 75243.

             Jerry Marlin, M.D. -- Director. Dr. Marlin, 42, has been a self-employed neurosurgeon for more than five years. His address is 3033 Rosedale, Dallas, TX 75205.

             Buril Ragsdale -- Director. Mr. Ragsdale, 62, has been employed by ENSEARCH Corporation has a senior development specialist and senior economic specialist since 1976. His address is 9149 Emberglow Lane, Dallas, TX 75243.

        *Messrs. Tice and Jahnke are interested persons of the Corporation (as defined in the Investment Company Act of 1940).

             The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $250 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

             The Corporation was organized on October 25, 1995. The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 1996:

   COMPENSATION TABLE

                                                                                                                   Total
                                                                                                                Compensation
                                                                                                              from Corporation
                                                                Pension or Retirement    Estimated Annual         and Fund
      Name of                         Aggregate Compensation     Benefits Accrued As      Benefits Upon        Complex Paid to
       Person                            from Corporation       Part of Fund Expenses       Retirement            Directors

    David W. Tice                               $0                       $0                     $0                   $0

    Gregg Jahnke                                $0                       $0                     $0                   $0

    David Eric Luck                            $500                      $0                     $0                  $500
    Jerry Marlin, M.D.                         $500                      $0                     $0                  $500

    Buril Ragsdale                             $500                      $0                     $0                  $500



               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 1996 held of record more than 5% of the Fund's then outstanding shares. The Fund knows of no person who beneficially owns 5% or more of the Fund's outstanding shares. All officers and directors of the Fund as a group beneficially owned less than 1%.

        Name and Address of Beneficial Owner     Number of         Percent of
                                                  Shares             Class

    Donaldson Lufkin & Jenrette
       Securities Corp.
    P.O. Box 2052
    Jersey City, NJ  07303-2052                   256,405            20.52%

    National Financial Services Corp.
    One World Financial Center
    200 Liberty Street
    New York, NY  10281-1003                      101,353             8.11%


                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is David W. Tice & Associates, Inc., 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by David W. Tice, its President and sole shareholder. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Fund incurred advisory fees of $22,220, all of which were waived by the Adviser.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Adviser reimbursed the Fund $104,260 for excess expenses, which amount includes the investment advisory fee waivers discussed above.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "WHO MANAGES THE FUND?", the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. The total fees incurred pursuant to the Administration Agreement for the period from December 28, 1995 (commencement of operations) through September 30, 1996 were $18,721.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the annual rate of .02% of the net assets of the Fund (subject to a minimum annual $3,000 fee). In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

             Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive fees at the rate of $14 per shareholder account (subject to a minimum annual fee of $21,000). Also, Firstar Trust Company is entitled to certain other transaction charges and reimbursement for expenses.

             In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million (subject to an annual minimum of $22,000). Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Fund incurred $17,894 pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "HOW IS THE FUND'S SHARE PRICE DETERMINED?", the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Luck, Marlin and Ragsdale are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the period from December 28, 1995 (commencement of operations) through September 30, 1996 the Fund incurred fees of $3,633 pursuant to the Plan, all of which were used to pay costs incurred in printing New Account Applications.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.
   If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the period from December 28, 1995 (commencement of operations) through September 30, 1996 totalled $19,267 on total transactions of $5,988,814. All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Under the Code, the Fund will not qualify as a regulated investment company for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months; and (iv) effect short sales.

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

             The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes.
   The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

             The Fund will utilize options on stock indexes. Options on "broadbased" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss"). In addition, any nonequity option held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These tax considerations may have an impact on investment decisions made by the Fund.

             The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

             Dividends from the Fund's earnings and profits, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Fund's total return for the period from the Fund's commencement of operations (December 28, 1995) through September 30, 1996 was (11.20%). The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 28, 1995 through September 30, 1996 to keep aggregate annual operating expenses at or below 2.75% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Corporation's Prospectus, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as the independent accountants for the Fund. As such Price Waterhouse LLP performs an audit of the Fund's financial statements and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1996, of the Fund (File No. 811-
   9120), as filed with the Securities and Exchange Commission on November 27, 1996:

             -    Statement of Assets and Liabilities as of September 30,
                  1996.

             - Statement of Operations For the Period From December 28, 1995 (Commencement of Operations) through September 30, 1996.

             - Statement of Changes in Net Assets For the Period From December 28, 1995 through September 30, 1996.

             - Financial Highlights For the Period From December 28, 1995 through September 30, 1996.

             -    Schedule of Investments as of September 30, 1996.

             -    Schedule of Securities Sold Short as of September 30, 1996.

             -    Notes to Financial Statements.

             -    Report of Independent Accountants.